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                        AMENDED AND RESTATED ONEIDA LTD.
                        MANAGEMENT ANNUAL INCENTIVE PLAN
                            FISCAL YEAR JANUARY 2006
                                   CASH BONUS



Objective:

To create a Cash Bonus program that rewards managerial-level employees for meeting and exceeding Company performance standards based on three Components:

     1.   Divisional Financial Results

     2.   Divisional Objectives & Key Performance Indicators

     3.   Corporate Financial Results


Plan Summary:

     o    Targets will be established by Component for each participant.

     o A pre-determined percentage of base salary will be designated for each Participant. That pre-determined percentage will be allocated to the Components of the plan as outlined below.

     o The Cash Bonus for each Component will be equal to the allocated pre-determined percentage times a multiplier, times base salary.

     o The total Cash Bonus payout will be the sum of the Cash Bonus for each Component.

     o If 100% of Target is achieved for a Component, the participant will qualify to use 100% as a multiplier. Based on achieving up to 110% of the Target, the multiplier may be increased by up to 110%. Based on achieving as low as 84% of the Target, the multiplier may be reduced to as low as 47%. See Multiplier Table below

     o To earn a Cash Bonus for any Component at least 84% of Target must be attained for that Component.


Allocation by Components for Divisional Employees:

     1. 60% - Divisional Financial Performance - Measured by Contribution to Profit (Sales Margin less division specific selling, general, distribution and administration expenses), less cost of capital.

     2. 20% - Divisional Objectives and Key Performance Indicators - As outlined in Part II of the 2005 Corporate Operating Plan.

     3. 20% - Corporate Financial Performance- budgeted EBITDAR for fiscal year ended January 2006.

Allocation by Components for Corporate Employees:

     1. 0% - Divisional Financial Performance - Measured by Contribution to Profit (Sales Margin less division specific selling, general, distribution and administration expenses), less cost of capital.

     2. 30% - Corporate Objectives - As outlined in Part II of the 2005 Corporate Operating Plan or to be determined.

     3. 70% - Corporate Financial Performance- budgeted EBITDAR for fiscal year ended January 2006.


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Multiplier Table

                % of                      % of                      % of                    % of
                Target                   Target                    Target                  Target
Multiplier     Achieved    Multiplier   Achieved   Multiplier    Achieved   Multiplier    Achieved    Multiplier
-----------------------------------------------------------------------------------------------------------------
      110%         105         105%         100         100%          95          75%          89          49%
      109%         104         104%          99          95%          94          70%          88          49%
      108%         103         103%          98          90%          93          65%          87          49%
      107%         102         102%          97          85%          92          60%          86          48%
      106%         101         101%          96          80%          91          55%          85          48%
                                                                      90          50%          84          47%
-----------------------------------------------------------------------------------------------------------------

Example 1:

     o A Divisional employee with a base salary of $115,000 is eligible to earn 30% of their base salary as the predetermined percentage.

     o    The allocation to Components will be as follows:

               1.   Divisional Financial Performance 30% times 60% equals 18%

               2.   Divisional Goals and Objectives 30% times 20% equals 6%

               3.   Corporate Financial Performance 30% times 20% equals 6%

     o    The participant achieves 100% of all Components

     o    They would earn a Cash bonus as follows:

                    1.   18% x 100% x $115,000 equals $20,700

                    2.   6% x 100% x $115,000 equals $6,900

                    3.   6% x 100% x $115,000 equals $6,900

          TOTAL Cash Bonus equals $34,500

Example 2:

     o A Divisional employee with a base salary of $85,000 is eligible to earn 20% of their base salary as the predetermined percentage.

     o    The allocation to Components will be as follows:

          1.   Divisional Financial Performance 20% times 60% equals 12%

          2.   Divisional Goals and Objectives 20% times 20% equals 4%

          3.   Corporate Financial Performance 20% times 20% equals 4%

     o The participant achieves 110% of Component 1, 96% of Component 2 and 83% of Component 3

     o    They would earn a Cash bonus as follows:

               1.   12% x 110% x $85,000 equals $11,220

               2.   4% x 80% x $85,000 equals $2,720

               3.   4% x 0% x $85,000 equals $0

          TOTAL Cash Bonus equals $13,940


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Example 3:

     o A Corporate employee with a base salary of $100,000 is eligible to earn 30% of their base salary as the predetermined percentage.

     o    The allocation to Components will be as follows:

          1.   Divisional Financial Performance 30% times 0 equals 0%

          2.   Divisional Goals and Objectives 30% times 30% equals 9%

          3.   Corporate Financial Performance 30% times 70% equals 21%

     o    The participant achieves 105% of Component 2 and 99% of Component 3

     o    They would earn a Cash bonus as follows:

               1.   N/A

               2.   9% x 105% x $100,000 equals $9,450

               3.   21% x 95% x $100,000 equals $19,950

          TOTAL Cash Bonus equals $29,400



Conditions:

The payout for this plan will be made by the end of the first quarter of the next fiscal year. The participant must be employed by Oneida on the day of payout to be eligible to receive this bonus.